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                                                                   EXHIBIT 10.52

                INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                           SELLER (DEALER):
MEADOW VALLEY CONTRACTORS,              CASHMAN EQUIPMENT COMPANY
INC.
P.O. BOX 60726                          3101 EAST CRAIG ROAD
                                        P.O. BOX 4217
PHOENIX, AZ 85082                       LAS VEGAS NV 89127-0217
County: MARICOPA
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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.
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    NEW   (IF USED)                                                 DELIVERED
    OR    FIRST    MODEL   DESCRIPTION OF UNIT(S)          SERIAL#  CASH SALE
    USED  USED                                                          PRICE
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(1) USED  1995     RT100   Caterpillar TELESCOPIC HANDLER 1GJ01186  71,343.00

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FIRST              DESCRIPTION OF ADDITIONAL SECURITY
USED               (MAKE, MODEL & SERIAL NUMBER)                  Sub Total.............................. $    71,343.00
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NONE                                                              Sales Tax.............................. $         0.00
                                                              1.  Total Cash Sale Price.................. $    71,343.00
                                                                  Cash Down Pay
                                                                  Net Trade-In Allow                0.00
                                                              2.  Total Down Payment..................... $         0.00
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FIRST              DESCRIPTION OF TRADE-IN EQUIPMENT          3.  Unpaid Balance of Cash Price (1-2)..... $    71,343.00
USED               (MAKE, MODEL & SERIAL NUMBER)
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NONE                                                          4.  Official Fees (Specify)................ $       250.00
                                                                  DOCUMENTATION FEE               250.00
                                                              5.  Physical Damage Insurance.............. $
                                                              6.  Principal Balance
                                                                  (Amount Financed) (3 + 4 + 5).......... $    71,593.00
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                                                              7.  Finance Charge
Trade-in Value                                         0.00       (Time Price Differential).............. $    10,347.32
Less Owing to (___n/a___)                              0.00   8.  Time Balance
Net Trade-in allowance                                 0.00       (Total of Payments) (5 + 7)............ $    81,940.32
                                                              9.  Time Sale Balance
Location of Units: 4411 s. 40th ST STE D11                        (Total of Payment Price (2 + 8)........ $    81,940.32
                         PHOENIX, AZ 85040 MARICOPA          10.  Annual Percentage Rate                           6.78%
                                                             11.  Date FINANCE CHARGE begins to accrue           8/12/97
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PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN
EQUIPMENT AND WARRANTS IT TO BE FEE AND CLEAR OF ALL CLAIMS, LIENS, SECURITY
INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

     1. PAYMENT: Purchaser promises to pay to Seller at the address designated in writing by Seller the Time Balance (Item 8 above) as follows [check (a) or (b)]:

 X   (a)  In 48 equal monthly installments of $1,707.09 each, with the first
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installment due on 9/27/97, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of (___n/a___)), until the entire indebtedness has been paid; or

___  (b)  In accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)

 SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of 8/27, 1997.

Purchaser(s):                                Seller:
MEADOW VALLEY CONTRACTORS,                   CASHMAN EQUIPMENT COMPANY
INC.


By /s/ Gary W. Burnell                       By /s/ Candace N. Birt
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Name (PRINT) GARY W. BURNELL                 Name (PRINT) CANDACE N. BIRT
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Title  VP/CFO                                Title Vice President & Treasurer
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